UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  September 14, 2018

CAMDEN PROPERTY TRUST

(Exact name of Registrant as Specified in Charter)

Texas	1-12110	76-6088377
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

11 Greenway Plaza, Suite 2400, Houston, Texas  77046

(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code:  (713) 354-2500

Not applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐                        Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                        Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                        Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                        Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging Growth Company                                                                                        ☐

If an emerging growth company, indicate by check mark if the registrant has elected to not use the extended transition period for complying with any new or revised financial accounting standards provided pursuant of Section 13(a) of the Exchange Act.  ☐

Item 1.01                                           Entry into a Material Definitive Agreement.

On September 14, 2018, Camden Property Trust, a Texas real estate investment trust (the “Company”), Camden Summit Partnership, L.P., a Delaware partnership (the “Partnership”), and Camden Summit Inc., a Delaware corporation, a wholly-owned subsidiary of the Company and the general partner of the Partnership (“General Partner”), entered into an agreement (the “Agreement”) with certain holders of common units of limited partnership interest in the Partnership (each, a “Unitholder”), including William F. Paulsen and William B. McGuire, Jr., each of whom is a member of the Board of Trust Managers of the Company.

The Company, the Partnership, General Partner and each Unitholder are parties to the Tax, Asset and Income Support Agreement, dated as of February 28, 2005 (the “Tax Protection Agreement”).  Pursuant to the Tax Protection Agreement, the Partnership agreed to maintain until February 28, 2020 (the “Protection Period”) secured indebtedness in an amount at least equal to the amount of income and gain which would be required to be recognized by each Unitholder (the “Required Debt Amount”) or to reimburse such Unitholder for the amount of income taxes which would be incurred by him from the repayment of the indebtedness (the “Reimbursement Obligation”).

In order to facilitate the repayment by the Partnership of secured debt, the Partnership has obtained an unsecured loan in the original principal amount of $100,000,000 (the “Loan”), which is guaranteed by the Company.  Pursuant to the Agreement, each Unitholder has entered into an indemnification agreement in the form attached as Exhibit B to the Agreement pursuant to which such Unitholder agreed to indemnify the Company with respect to a portion of the Loan equal to his Required Debt Amount and the Partnership agreed to extend the Protection Period for such Unitholder by two years for each year his indemnification agreement remains in place.  The Agreement provides the consummation of these transactions satisfies the Reimbursement Obligation of the Partnership with regard to the Unitholder.

The descriptions herein of the Agreement and the Tax Protection Agreement are qualified in their entirety, and the terms therein are incorporated herein, by reference to the Agreement and the Tax Protection Agreement filed as Exhibits 99.1 and 99.2 hereto, respectively.

Item 9.01              Financial Statements and Exhibits.

(d)           Exhibits.

Exhibit
Number	Title

99.1

Agreement, dated as of September 14, 2018, among William F. Paulsen, the 2014 Amended and Restated William B. McGuire Junior Revocable Trust, David F. Tufaro, McGuire Family DE 2012 LP, William B. McGuire, Jr., Susanne H. McGuire, Camden Property Trust, Camden Summit, Inc. and Camden Summit Partnership, L.P.

99.2

Form of Tax, Asset and Income Support Agreement among Camden Property Trust, Camden Summit, Inc., Camden Summit Partnership, L.P. and each of the limited partners who has executed a signature page thereto (incorporated by reference to Exhibit 10.6 to the Registration Statement on Form S-4 of Camden Property Trust filed on November 24, 2004 (Registration No. 333-120733)).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  September 17, 2018

CAMDEN PROPERTY TRUST

By:	/s/ Michael P. Gallagher
Michael P. Gallagher
Senior Vice President - Chief Accounting Officer